UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

6D GLOBAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-35002	98-0516425
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17 State Street, Suite 450 New York, NY		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 681-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 22, 2014, 6D Global Technologies, Inc. (the “Company”), with the approval of the Audit Committee of the board of directors, engaged BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm.

As previously disclosed in the Company's Current Report filed on Form 8-K dated October 1, 2014 (the “Exchange 8-K”), the Company completed a share exchange (the “Exchange”) on September 29, 2014 with Six Dimensions, Inc. (“OldCo”) and disposed of the Company’s former business and assets (the “Prior Business and Assets”).  The foregoing description of the Exchange does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange 8-K and is incorporated herein by reference.

During the years ended December 31, 2012 and 2013, and during the interim period from the end of the most recently completed fiscal year through October 22, 2014, the date of engagement of BDO as the Company’s independent registered public accounting firm, the Company did not consult with BDO on (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that may be rendered on the Company’s financial statements or (iii) any matter that either was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of SEC Regulation S-K, or a “reportable event,” within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

Following the engagement of BDO, on October 24, 2014, the Company notified independent registered public accounting firm Goldman Kurland & Mohidin LLP (“GKM”), who had been the independent registered accounting firm of CleanTech Innovations, Inc. (the Company’s predecessor and the legal acquiror under the Exchange), that it had been dismissed as the Company’s independent registered public accounting firm.  The dismissal of GKM was approved by the Audit Committee of the Company’s board of directors.

The report of GKM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 raised substantial doubt about the Company’s ability to continue as a going concern with respect to the Company's Prior Business and Assets, noting that the Company had insufficient revenues to cover its operating costs and repay its indebtedness.  The reports of GKM regarding the Company’s financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and 2013, and during the interim period from the end of the most recently completed fiscal year through October 24, 2014, the date of dismissal, there were no disagreements with GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GKM, would have caused it to make reference to such disagreement in its reports and no “reportable events” within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

The Company provided GKM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that GKM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated October 27, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 24, 2014, the Company, on behalf of OldCo, notified and confirmed with each of Marcum LLP (“Marcum”) and Li and Company, PC (“Li & Co.”) that it had been dismissed as the independent accounting firm of OldCo.  Marcum and Li & Co. had each been previously engaged, at separate times, as the independent registered public accounting firm of OldCo, a privately-held company and the acquiror, for accounting purposes, under the Exchange.  Neither of Marcum and Li & Co. were engaged as the independent registered public accounting firm of the Company at any time, and Marcum had not issued any financial reports regarding OldCo prior to its dismissal.

The report of Li & Co. on OldCo’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 raised substantial doubt about OldCo’s ability to continue as a going concern, noting that OldCo had an accumulated deficit at December 31, 2013, a net loss and net cash used in operating activities for the year then ended. The reports of independent registered public accounting firm Li & Co. regarding OldCo’s financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

With respect to Marcum, during the period commencing on May 5, 2014, the date of Marcum’s engagement as the independent accounting firm of OldCo, through October 24, 2014, the date of dismissal, and with respect to Li & Co, during the years ended December 31, 2012 and 2013, and during the interim period from the end of the most recently completed fiscal year through October 24, 2014, the date of dismissal, there were no disagreements with either Marcum or Li & Co., respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum or Li & Co., as applicable, would have caused it to make reference to such disagreement in its reports and no “reportable events” within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

The Company provided each of Marcum and Li & Co. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that each of Marcum and Li & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from Marcum, dated October 27, 2014, is filed as Exhibit 16.2 to this Current Report on Form 8-K, and a copy of the letter from Li & Co., dated October 24, 2014, is filed as Exhibit 16.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from Goldman Kurland & Mohidin LLP re Certifying Change in Account
16.2	Letter from Marcum LLP re Certifying Change in Account
16.3	Letter from Li and Company, PC re Certifying Change in Account

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6D Global Technologies, Inc.

Date: October 27, 2014	By:	/s/ Tejune Kang
Name: Tejune Kang
Title: Chief Executive Officer and interim Chief Financial Officer